Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
333-33978, 811-09885


Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Forty Fund is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 44 to Janus Adviser Series registration statement on Form N-1A, filed on May 30, 2008; accession number 0000950134-08-010466-(File No. 333-33978).